Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 333-32242 on Form N-1A of our reports dated November 13, 2001 on Mercury Select Growth Fund of Mercury Funds, Inc. and Mercury Master Select Growth Portfolio of Mercury Master Trust, both appearing in the Fund’s September 30, 2001 Annual Report and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York January 22, 2002